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                       HOMESERVICES.COM INC. SUBSIDIARIES

SUBSIDIARIES:

         COMPANY NAME                             STATE OR OTHER JURISDICTION OF
                                                  INCORPORATION OR ORGANIZATION
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CBS Brokerage Systems, Inc.                       Nebraska
CBS HOME Real Estate Company                      Nebraska
Edina Corporate Services, Inc.                    Minnesota
Edina Financial Services, Inc.                    Minnesota
Edina Realty Foundation                           Minnesota
Edina Realty, Inc.                                Minnesota
Edina Realty Insurance Agency, Inc.               Minnesota
Edina Realty Mortgage, Inc.                       Minnesota
Edina Realty Mortgage, LLC                        Delaware
Edina Realty of Wisconsin, Inc.                   Wisconsin
Edina Realty Title, Inc.                          Minnesota
First Realty, Ltd.                                Iowa
IMO Co., Inc.                                     Missouri
Iowa Realty Co., Inc.                             Iowa
Iowa Realty Insurance Agency, Inc.                Iowa
Iowa Title Company                                Iowa
J.C. Nichols Alliance, Inc.                       Kansas
J.C. Nichols Residential, Inc.                    Iowa
J.C. Nichols Residential Peculiar, LLC            Missouri
Leasing Associates, Inc.                          Nebraska
MidAmerican Commercial Real Estate
Services, Inc.                                    Kansas
MidAmerican Home Services Mortgage,
LLC                                               Delaware
Midland Escrow Services, Inc.                     Iowa
MRSCB, Inc.                                       Kentucky
MRSCM, Inc.                                       Kentucky
MRSCT, Inc.                                       Kentucky
Nebraska Land Title and Abstract Co.              Nebraska
Plaza Financial Services, L.L.C.                  Kansas
Plaza Mortgage Services, L.L.C.                   Kansas
Real Estate Referral Network, Inc.                Nebraska
Select Relocation Services, Inc.                  Nebraska
The Referral Co.                                  Iowa

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